                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 12, 2005
                                                  ---------------


                             ABERCROMBIE & FITCH CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)

             Delaware                           1-12107                             31-1469076
             --------                           -------                             ----------
(State or other jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
         incorporation)


                     6301 Fitch Path, New Albany, Ohio 43054
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 12, 2005, Susan J. Riley submitted her resignation as Chief Financial Officer of Abercrombie & Fitch Co., effective April 15, 2005.

         The Company has initiated a search for a successor to Ms. Riley. In the interim, Robert S. Singer, President and Chief Operating Officer, will assume Ms. Riley's responsibilities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.            Description

99.1                   Press Release dated April 13, 2005

                  [Remainder of page intentionally left blank;
                         signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ABERCROMBIE & FITCH CO.


Dated:  April 18, 2005                By: /s/ Robert S. Singer
                                          -------------------------------------
                                          Robert S. Singer
                                          President and Chief Operating Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated April 12, 2005

                             Abercrombie & Fitch Co.

Exhibit No.       Description
-----------       -----------
99.1              Press Release dated April 13, 2005




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